Note 1 - Description of Our Business	12 Months Ended
Dec. 31, 2013
Disclosure Text Block [Abstract]
Business Description and Basis of Presentation [Text Block]

NOTE1. DESCRIPTION OFOURBUSINESS

GreenHunter Resources, Inc. (“GreenHunter”), through its wholly-owned subsidiaries, operates assets involved in clean water business as it relates to the oil and gas industry in the unconventional oil and natural gas resource plays.

Through our wholly-owned subsidiary GreenHunter Water, we provide Total Water Management Solutions™ in the oilfield. The Company’s approach to water management includes fixed-facility and mobile water treatment systems (Frac-Cycle®), an expanding portfolio of UIC Class II Salt Water Disposal wells with advanced hauling and fresh water logistics services, a next-generation modular above-ground storage tank system (MAG Tank™), and compliance tracking technologies (RAMCAT™) that allow producers to reduce costs while they account for their fluids from cradle-to-grave and adhere to emerging regulations.

Current Plan of Operations and Ability to Operate as a Going Concern

As of December 31, 2013, we had a working capital deficit of $9.7 million of which pending legal issues related to earlier construction activities at our Mesquite Lake Biomass Plant of $1.2 million are non-recourse to the parent company, GreenHunter Resources, Inc. Although we are generating increasingly significant revenues from our water management activities, we have continued to experience losses from our ongoing operations (but at a significantly reduced level), which raises doubt about our ability to continue as a going concern. Additionally, we were not in compliance with certain existing covenants contained in certain secured debt agreements as of December 31, 2013; however, waivers were obtained from the specific lenders for December 31, 2013.

In late 2013, Management decided to focus on expanding our operations in the Appalachia Region. As part of this strategy, we committed to a plan to sell our fixed assets in South Texas and Oklahoma. These assets are classified as held for sale as of December 31, 2013. Negotiations related to the sale of these assets were ongoing at December 31, 2013. We expect to generate significant cash from these sales. We intend to use this additional capital to assist in resolving our deficit in working capital and to provide the growth capital needed to fund additional projects that are a part of our overall business plan to grow our business in Appalachia.

On January 28, 2014, GreenHunter Water sold a saltwater disposal well and associated equipment and certain real property located in Karnes County, Texas for aggregate consideration of approximately $3.9 million pursuant to an Asset Purchase Agreement with Sable Environmental SWD 5, LLC. GreenHunter Water received $1.0 million in cash at closing and a promissory note for approximately $2.9 million with an interest rate of 10% per annum and maturity date of January 31, 2016.

On March 11, 2014, GreenHunter Water entered into an agreement to sell a saltwater disposal well and associated equipment located in Frio County, Texas to Sable Environmental SWD 7, LLC pursuant to an Asset Purchase Agreement for a purchase price of $4.6 million that included a $500 thousand non-refundable deposit. As a part of this Agreement, the purchaser has agreed to pay off the $2.9 million promissory note, in full, that was issued on January 28, 2014, when the first well in Karnes County, Texas was sold to the same purchaser. We expect to close on the sale of this well and receive payment for the purchase price of the well and the payoff of the note in April of 2014.

We have additional assets in South Texas and Oklahoma that are held for sale at December 31, 2013. We anticipate we will close on the sale of these assets in the second quarter of 2014. These assets are being marketed at amounts greater than our net book value at December 31, 2013.

In December 2013, the Company entered into a letter of intent to sell our remaining renewable asset, a biomass plant, which included a non-refundable fee of $25 thousand that granted the buyer an exclusive right to purchase the property through February 15, 2014. On February 19, 2014, GreenHunter Mesquite Lake entered an agreement to sell the biomass project to ML Energy Park, LLC for $2.0 million. The closing is scheduled for March 15, 2015. The prospective buyer made an initial payment of $50 thousand as earnest money deposit and will continue to pay $50 thousand per month for a year or until deciding to purchase the property. The monthly payments, as well as the initial $25 thousand fee, are non-refundable and can be used at our discretion, but will be applied to the purchase price if it is ultimately consummated.

In late 2013, the Company closed on several private placements of unsecured debt totaling $1.5 million for the purpose of building MAG Tanks™. The Company had two manufacturing facilities building MAG Panel™ inventory at December 31, 2013. We expect sales and rentals of MAG Tanks™ to increase our operating cash flows in 2014. Furthermore, we raised additional unsecured debt in the first quarter of 2014 to enable us to continue to produce MAG Tank™ inventory.

During the year ended December 31, 2013, the Company borrowed an additional $1.5 million under a promissory note due to the Company’s Chairman and Interim Chief Executive Officer. As of December 31, 2013, there is $500 thousand available under this facility. The letter of guarantee associated with this note has been extended through December 31, 2014.

We anticipate both having sufficient cash reserves to meet all of our anticipated operating obligations for the next twelve months and having available funds for some of our growth projects in Appalachia from the following:

•	Revenue generated from our water management activities

•	The expected sale of our assets classified as held for sale at December 31, 2013

•	The sale of our Mesquite Lake property

•	The proceeds from unsecured credit facilities (such as those related to our MAG Panel™ production)

•	Letter of credit guarantee from our Chairman

Our ability to fund all of our planned capital expenditures is largely dependent on the Company’s ability to secure additional capital. Management believes that the steps we have taken to improve our working capital position will enhance the process of seeking additional capital through a number of different sources. However, there can be no assurance that the Company will be successful in raising sufficient capital to fund the development of our water management business or that we will generate sufficient cash flow to fund our ongoing operating cash flow needs, in which case, we will be required to seek alternative financing, sell our assets, or any combination thereof. Further, considering our financial condition, we may be forced to accept financing or sell assets at terms less favorable than would otherwise be available.